CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Online Innovation, Inc. (the "Company") on Form 10-KSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Marlene C. Schluter, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 27, 2004

/s/ Marlene C. Schluter
Marlene C. Schluter, Director, Principal Financial Officer